                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:   Transamerica Morgan Stanley Small Company Growth  Security Description: Common Stock


Issuer: E-Commerce China Dangdang Inc.                    Offering Type:        US Registered
                                                                                (US Registered, Eligible Muni,
                                                                                Eligible Foreign, 144A)

                                                                                                                     IN COMPLIANCE
                  REQUIRED INFORMATION                    ANSWER                  APPLICABLE RESTRICTION               (YES/NO)
     -----------------------------------------------   ------------    -------------------------------------------  ---------------
 1.  Offering Date                                      12/07/2010     None                                               N/A

 2.  Trade Date                                         12/07/2010     Must be the same as #1                             YES

 3.  Unit Price of Offering                               $16.00       None                                               N/A

 4.  Price Paid per Unit                                  $16.00       Must not exceed #3                                 YES

 5.  Years of Issuer's Operations                           3+         Must be at least three years *                     YES

 6.  Underwriting Type                                     FIRM        Must be firm                                       YES

 7.  Underwriting Spread                                 $1.066        Sub-Adviser determination to be made               YES

 8.  Total Price paid by the Fund                        $148,720      None                                               N/A

 9.  Total Size of Offering                            $272,000,000    None                                               N/A

10.  Total Price Paid by the Fund plus Total Price
     Paid for same securities purchased by the same
     Sub-Adviser for other investment companies         $2,008,000     #10 divided by #9 must not exceed 25% **           YES

11.  Underwriter(s) from whom the Fund purchased
     (attach a list of ALL syndicate members)              CSFB        Must not include Sub-Adviser affiliates ***        YES

12.  If the affiliate was lead or co-lead manager, was
     the instruction listed below given to the
     broker(s) named in #11? ****                          YES         Must be "Yes" or "N/A"                             YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/ Alexander Norton
                                      --------------------------------
                                      Alexander Norton

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond                      Security Description:  AmeriCredit Automobile Receivables 2010-
                                                                                    4 A2 (AMCAR 2010-4 A2 0.95% May 8, 2014)

Issuer: AmeriCredit Automobile Receivables 2010-4 A2         Offering Type:         US Registered
        (AMCAR 2010-4 A2 0.95% May 8, 2014) CUSIP # 03064FAJ

                                                                                                                       IN COMPLIANCE
                   REQUIRED INFORMATION                      ANSWER                  APPLICABLE RESTRICTION               (YES/NO)
     -----------------------------------------------      --------------  -------------------------------------------  -------------
 1.  Offering Date                                          11/10/2010    None                                              N/A

 2.  Trade Date                                             11/10/2010    Must be the same as #1                            YES

 3.  Unit Price of Offering                                 $99.98412     None                                              N/A

 4.  Price Paid per Unit                                    $99.98412     Must not exceed #3                                YES

 5.  Years of Issuer's Operations                          MORE THAN 3    Must be at least three years *                    YES

 6.  Underwriting Type                                         FIRM       Must be firm                                      YES

 7.  Underwriting Spread                                      0.35%       Sub-Adviser determination to be made              YES

 8.  Total Price paid by the Fund                            $249,985     None                                              N/A

 9.  Total Size of Offering                                $222,986,709   None                                              N/A

10.  Total Price Paid by the Fund plus Total Price
     Paid for same securities purchased by the same
     Sub-Adviser for other investment companies            $17,748,942    #10 divided by #9 must not exceed 25% **          YES

11.  Underwriter(s) from whom the Fund purchased
     (attach a list of ALL syndicate members)             RBS SECURITIES  Must not include Sub-Adviser affiliates ***       YES

12.  If the affiliate was lead or co-lead manager, was
     the instruction listed below given to the broker(s)
     named in #11? ****                                        YES        Must be "Yes" or "N/A"                            YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/ Donna Nascimento
                                      ---------------------------------
                                      Donna Nascimento,
                                      Vice President
                                      J.P. Morgan Investment
                                      Management, Inc

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond                        Security Description:  AmeriCredit Automobile Receivables 2010-
                                                                                      4 A3 (AMCAR 2010-4A3 1.27% April 8, 2015)

Issuer: AmeriCredit Automobile Receivables 2010-4 A3           Offering Type:         US Registered
        (AMCAR 2010-4A3 1.27% April 8, 2015) CUSIP # 03064FAM

                                                                                                                       IN COMPLIANCE
                   REQUIRED INFORMATION                      ANSWER                 APPLICABLE RESTRICTION               (YES/NO)
     -----------------------------------------------     --------------   -------------------------------------------  -------------
 1.  Offering Date                                         11/10/2010     None                                             N/A

 2.  Trade Date                                            11/10/2010     Must be the same as #1                           YES

 3.  Unit Price of Offering                                 $99.98412     None                                             N/A

 4.  Price Paid per Unit                                    $99.98412     Must not exceed #3                               YES

 5.  Years of Issuer's Operations                          MORE THAN 3    Must be at least three years *                   YES

 6.  Underwriting Type                                        FIRM        Must be firm                                     YES

 7.  Underwriting Spread                                      0.45%       Sub-Adviser determination to be made             YES

 8.  Total Price paid by the Fund                           $124,980      None                                             N/A

 9.  Total Size of Offering                                $90,312,656    None                                             N/A

10.  Total Price Paid by the Fund plus Total Price
     Paid for same securities purchased by the same
     Sub-Adviser for other investment companies            $4,374,305     #10 divided by #9 must not exceed 25% **         YES

11.  Underwriter(s) from whom the Fund purchased
     (attach a list of ALL syndicate members)            RBS SECURITIES   Must not include Sub-Adviser affiliates ***      YES

12.  If the affiliate was lead or co-lead manager, was
     the instruction listed below given to the broker(s)
     named in #11? ****                                        YES        Must be "Yes" or "N/A"                           YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/ Donna Nascimento
                                      --------------------------
                                      Donna Nascimento,
                                      Vice President
                                      J.P. Morgan Investment
                                      Management, Inc.


----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond                      Security Description: Jeffries Group, Inc. (JEF 3.875%
                                                                                   November 9, 2015)

Issuer: Jeffries Group, Inc. (JEF 3.875% November 9, 2015)   Offering Type:        US Registered
        CUSIP # 472319AJ

                                                                                                                       IN COMPLIANCE
                   REQUIRED INFORMATION                      ANSWER                  APPLICABLE RESTRICTION               (YES/NO)
     -----------------------------------------------     -------------   --------------------------------------------- -------------
 1.  Offering Date                                        11/02/2010      None                                              N/A

 2.  Trade Date                                           11/02/2010      Must be the same as #1                            YES

 3.  Unit Price of Offering                                 $99.838       None                                              N/A

 4.  Price Paid per Unit                                    $99.838       Must not exceed #3                                YES

 5.  Years of Issuer's Operations                         MORE THAN 3     Must be at least three years *                    YES

 6.  Underwriting Type                                       FIRM         Must be firm                                      YES

 7.  Underwriting Spread                                     0.30%        Sub-Adviser determination to be made              YES

 8.  Total Price paid by the Fund                          $170,723       None                                              N/A

 9.  Total Size of Offering                               $499,190,000    None                                              N/A

10.  Total Price Paid by the Fund plus Total Price
     Paid for same securities purchased by the same
     Sub-Adviser for other investment companies           $14,258,863     #10 divided by #9 must not exceed 25% **          YES

11.  Underwriter(s) from whom the Fund purchased         JEFFRIES AND
     (attach a list of ALL syndicate members)               COMPANY       Must not include Sub-Adviser affiliates ***       YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                             YES         Must be "Yes" or "N/A"                            YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/ Donna Nascimento
                                      -----------------------------
                                      Donna Nascimento,
                                      Vice President
                                      J.P. Morgan Investment
                                      Management Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:        Transamerica JPMorgan Core Bond                            Security Description:        Johnson Controls Inc.
                                                                                                     (JCI 4.25% March 1, 2021)

Issuer:      Johnson Controls Inc. (JCI 4.25% March 1, 2021)            Offering Type:               US Registered
             CUSIP #478366AX

                                                                                                                       IN COMPLIANCE
                   REQUIRED INFORMATION                      ANSWER                  APPLICABLE RESTRICTION               (YES/NO)
     -----------------------------------------------   ------------------- ------------------------------------------- -------------
 1.  Offering Date                                         02/01/2011      None                                             N/A

 2.  Trade Date                                            02/01/2011      Must be the same as #1                           YES

 3.  Unit Price of Offering                                  $99.276       None                                             N/A

 4.  Price Paid per Unit                                     $99.276       Must not exceed #3                               YES

 5.  Years of Issuer's Operations                          MORE THAN 3     Must be at least three years *                   YES

 6.  Underwriting Type                                        FIRM         Must be firm                                     YES

 7.  Underwriting Spread                                      0.65%        Sub-Adviser determination to be made             YES

 8.  Total Price paid by the Fund                           $332,575       None                                             N/A

 9.  Total Size of Offering                               $496,380,000     None                                             N/A

10.  Total Price Paid by the Fund plus Total Price
     Paid for same securities purchased by the same
     Sub-Adviser for other investment companies            $8,637,012      #10 divided by #9 must not exceed 25% **         YES

11.  Underwriter(s) from whom the Fund purchased
     (attach a list of ALL syndicate members)          BOFA MERRILL LYNCH  Must not include Sub-Adviser affiliates ***      YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                              YES         Must be "Yes" or "N/A"                           YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/ Donna Nascimento
                                      ---------------------------------
                                      Donna Nascimento,
                                      Vice President
                                      J.P. Morgan Investment
                                      Management Inc.


----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond                          Security Description:   HCP Inc. (HCP 5.375%
                                                                                           February 1, 2021)

Issuer:   HCP Inc. (HCP 5.375% February 1, 2021) CUSIP #40414LAD   Offering Type:          US Registered

                                                                                                                     IN COMPLIANCE
                   REQUIRED INFORMATION                      ANSWER                  APPLICABLE RESTRICTION            (YES/NO)
      ----------------------------------------------   --------------------   ------------------------------------   -------------
 1.   Offering Date                                         01/19/2011        None                                        YES

 2.   Trade Date                                            01/19/2011        Must be the same as #1                      YES

 3.   Unit Price of Offering                                 $99.479          None                                        YES

 4.   Price Paid per Unit                                    $99.479          Must not exceed #3                          YES

 5.   Years of Issuer's Operations                         MORE THAN 3        Must be at least three years *              YES

 6.   Underwriting Type                                        FIRM           Must be firm                                YES

 7.   Underwriting Spread                                      0.65%          Sub-Adviser determination to be made        YES

 8.   Total Price paid by the Fund                           $104,453         None                                        YES

 9.   Total Size of Offering                              $1,193,748,000      None                                        YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities purchased by
      the same Sub-Adviser for other investment                               #10 divided by #9 must not exceed
      companies                                            $16,086,749        25% **                                      YES

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL syndicate                               Must not include Sub-Adviser
      members)                                          UBS SECURITIES LLC    affiliates ***                              YES

12.   If the affiliate was lead or co-lead manager,
      was the instruction listed below given to the
      broker(s) named in #11? ****                             YES            Must be "Yes" or "N/A"                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/ Donna Nascimento
                                      -------------------------------
                                      Donna Nascimento,
                                      Vice President
                                      J.P. Morgan Investment
                                      Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond          Security Description:   AmeriCredit Automobile
                                                                           Receivables 2011-1 A3
                                                                           (AMCAR 2011-1 A3 1.39%
                                                                           September 8, 2015)

Issuer:   AmeriCredit Automobile                   Offering Type:          US Registered
          Receivables 2011-1 A3 (AMCAR 2011-1 A3
          1.39% September 8, 2015) CUSIP
          #03064MAC

                                                                                                                    IN COMPLIANCE
                  REQUIRED INFORMATION                       ANSWER                APPLICABLE RESTRICTION              (YES/NO)
      ---------------------------------------------    ------------------    -----------------------------------    --------------
 1.   Offering Date                                        01/26/2011        None                                        YES

 2.   Trade Date                                           01/26/2011        Must be the same as #1                      YES

 3.   Unit Price of Offering                                $99.98741        None                                        YES

 4.   Price Paid per Unit                                   $99.98741        Must not exceed #3                          YES

 5.   Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *              YES

 6.   Underwriting Type                                       FIRM           Must be firm                                YES

 7.   Underwriting Spread                                     0.35%          Sub-Adviser determination to be made        YES

 8.   Total Price paid by the Fund                          $199,975         None                                        YES

 9.   Total Size of Offering                              $173,978,093       None                                        YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities purchased by
      the same Sub-Adviser for other investment                              #10 divided by #9 must not exceed
      companies                                            $9,623,788        25% **                                      YES

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL syndicate           CREDIT SUISSE      Must not include Sub-Adviser
      members)                                           SECURITIES LLC      affiliates ***                              YES

12.   If the affiliate was lead or co-lead manager,
      was the instruction listed below given to the
      broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/ Donna Nascimento
                                      ---------------------------------
                                      Donna Nascimento,
                                      Vice President
                                      J.P. Morgan Investment
                                      Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond             Security Description:   AmeriCredit Automobile
                                                                              Receivables 2011-1 A2
                                                                              (AMCAR 2011-1 A2 0.84%
                                                                              June 9, 2014)

Issuer:   AmeriCredit Automobile Receivables 2011-1   Offering Type:          US Registered
          A2 (AMCAR 2011-1 A2 0.84% June 9,
          2014) CUSIP #03064MAB

                                                                                                                  IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER               APPLICABLE RESTRICTION              (YES/NO)
      ---------------------------------------------    ----------------    -----------------------------------    -------------
 1.   Offering Date                                       01/26/2011       None                                        YES

 2.   Trade Date                                          01/26/2011       Must be the same as #1                      YES

 3.   Unit Price of Offering                              $99.99573        None                                        YES

 4.   Price Paid per Unit                                 $99.99573        Must not exceed #3                          YES

 5.   Years of Issuer's Operations                       MORE THAN 3       Must be at least three years *              YES

 6.   Underwriting Type                                      FIRM          Must be firm                                YES

 7.   Underwriting Spread                                   0.25%          Sub-Adviser determination to be made        YES

 8.   Total Price paid by the Fund                         $479,980        None                                        YES

 9.   Total Size of Offering                             $254,989,112      None                                        YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities purchased by
      the same Sub-Adviser for other investment                            #10 divided by #9 must not exceed
      companies                                          $16,889,279       25% **                                      YES

      Underwriter(s) from whom the Fund
11.   purchased (attach a list of ALL syndicate         CREDIT SUISSE      Must not include Sub-Adviser
      members)                                          SECURITIES LLC     affiliates ***                              YES

12.   If the affiliate was lead or co-lead manager,
      was the instruction listed below given to the
      broker(s) named in #11? ****                           YES           Must be "Yes" or "N/A"                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/ Donna Nascimento
                                      ---------------------------------
                                      Donna Nascimento,
                                      Vice President
                                      J.P. Morgan Investment
                                      Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond         Security Description:   Hyundai Auto Receivables 2011-
                                                                          AA3(HART 2011-AA3 1.16%
                                                                          April 15, 2015)

Issuer:   Hyundai Auto Receivables 2011-A A3      Offering Type:          US Registered
          (HART 2011-A A3 1.16% April 15, 2015)
          CUSIP #44890BAC

                                                                                                                     IN COMPLIANCE
                  REQUIRED INFORMATION                        ANSWER                 APPLICABLE RESTRICTION            (YES/NO)
      ---------------------------------------------    --------------------    ----------------------------------    -------------
 1.   Offering Date                                          01/27/2011        None                                       YES

 2.   Trade Date                                             01/27/2011        Must be the same as #1                     YES

 3.   Unit Price of Offering                                 $99.98442         None                                       YES

 4.   Price Paid per Unit                                    $99.98442         Must not exceed #3                         YES

 5.   Years of Issuer's Operations                          MORE THAN 3        Must be at least three years *             YES

 6.   Underwriting Type                                        FIRM            Must be firm                               YES

 7.   Underwriting Spread                                      0.23%           Sub-Adviser determination to be made       YES

 8.   Total Price paid by the Fund                           $274,957          None                                       YES

 9.   Total Size of Offering                               $246,961,517        None                                       YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities purchased by
      the same Sub-Adviser for other investment                                #10 divided by #9 must not exceed
      companies                                             $9,968,447         25% **                                     YES


11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL syndicate                                Must not include Sub-Adviser
      members)                                          RBS SECURITIES INC.    affiliates ***                             YES


12.   If the affiliate was lead or co-lead manager,
      was the instruction listed below given to the
      broker(s) named in #11? ****                              YES            Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/ Donna Nascimento
                                      ---------------------------------
                                      Donna Nascimento,
                                      Vice President
                                      J.P. Morgan Investment
                                      Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond            Security Description:   Hyundai Auto Receivables Trust
                                                                             2011-A A4 (HART 2011-A A4
                                                                             1.78% December 15, 2015)

Issuer:   Hyundai Auto Receivables Trust 2011-A A4   Offering Type:          US Registered
          (HART 2011-A A4 1.78% December 15,
          2015) CUSIP #44890BAD

                                                                                                                      IN COMPLIANCE
                  REQUIRED INFORMATION                        ANSWER                  APPLICABLE RESTRICTION             (YES/NO)
      ---------------------------------------------    --------------------    -----------------------------------    -------------
 1.   Offering Date                                          01/27/2011        None                                        YES

 2.   Trade Date                                             01/27/2011        Must be the same as #1                      YES

 3.   Unit Price of Offering                                 $99.98287         None                                        YES

 4.   Price Paid per Unit                                    $99.98287         Must not exceed #3                          YES

 5.   Years of Issuer's Operations                          MORE THAN 3        Must be at least three years *              YES

 6.   Underwriting Type                                        FIRM            Must be firm                                YES

 7.   Underwriting Spread                                      0.28%           Sub-Adviser determination to be made        YES

 8.   Total Price paid by the Fund                           $309,947          None                                        YES

 9.   Total Size of Offering                               $116,580,026        None                                        YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities purchased by
      the same Sub-Adviser for other investment                                #10 divided by #9 must not exceed
      companies                                             $11,957,951        25% **                                      YES

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL syndicate                                Must not include Sub-Adviser
      members)                                          RBS SECURITIES INC.    affiliates ***                              YES

12.   If the affiliate was lead or co-lead manager,
      was the instruction listed below given to the
      broker(s) named in #11? ****                              YES            Must be "Yes" or "N/A"                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/ Donna Nascimento
                                      ---------------------------------
                                      Donna Nascimento,
                                      Vice President
                                      J.P. Morgan Investment
                                      Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond           Security Description:  Toyota Auto Receivables Trust
                                                                          2011-A A3 (TAOT 2011-A A3
                                                                          0.98% October 15, 2014)

Issuer:  Toyota Auto Receivables Trust 2011-A A3   Offering Type:         US Registered
         (TAOT 2011-A A3 0.98% October 15, 2014)
         CUSIP #89235XAC

                                                                                                                       IN COMPLIANCE
                  REQUIRED INFORMATION                      ANSWER                   APPLICABLE RESTRICTION               (YES/NO)
     ----------------------------------------------  --------------------  ------------------------------------------  -------------
 1.  Offering Date                                        01/27/2011       None                                             YES

 2.  Trade Date                                           01/27/2011       Must be the same as #1                           YES

 3.  Unit Price of Offering                               $99.98816        None                                             YES

 4.  Price Paid per Unit                                  $99.98816        Must not exceed #3                               YES

 5.  Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *                   YES

 6.  Underwriting Type                                       FIRM          Must be firm                                     YES

 7.  Underwriting Spread                                     0.25%         Sub-Adviser determination to be made             YES

 8.  Total Price paid by the Fund                          $844,900        None                                             YES

 9.  Total Size of Offering                              $263,868,754      None                                             YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment
     companies                                           $25,307,003       #10 divided by #9 must not exceed 25% **         YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate
     members)                                         BOFA MERRILL LYNCH   Must not include Sub-Adviser affiliates ***      YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                            YES           Must be "Yes" or "N/A"                           YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/ Donna Nascimento
                                      ---------------------------------
                                      Donna Nascimento,
                                      Vice President
                                      J.P. Morgan Investment
                                      Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica JPMorgan Core Bond           Security Description:    CarMax Auto Owner Trust
                                                                            2011-1 A3 (CARMX 2011-1 A3
                                                                            1.29% September 15, 2015)

Issuer:  CarMax Auto Owner Trust 2011-1 A3         Offering Type:           US Registered
         (CARMX 2011-1 A3 1.29% September
         15, 2015) CUSIP #14313HAC

                                                                                                             IN COMPLIANCE
                 REQUIRED INFORMATION                   ANSWER            APPLICABLE RESTRICTION                (YES/NO)
     --------------------------------------------    -------------     ----------------------------         --------------
 1.  Offering Date                                     03/09/2011      None                                       YES

 2.  Trade Date                                        03/09/2011      Must be the same as #1                     YES

 3.  Unit Price of Offering                             $99.97920      None                                       YES

 4.  Price Paid per Unit                                $99.97920      Must not exceed #3                         YES

 5.  Years of Issuer's Operations                      MORE THAN 3     Must be at least three years *             YES

 6.  Underwriting Type                                    FIRM         Must be firm                               YES

 7.  Underwriting Spread                                  0.23%        Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                       $629,869       None                                       YES

 9.  Total Size of Offering                           $224,953,200     None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                         #10 divided by #9 must not exceed
     companies                                         $17,416,377     25% **                                     YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate        BOFA MERRILL     Must not include Sub-Adviser
     members)                                             LYNCH        affiliates ***                             YES


12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                         YES          Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/ Donna Nascimento
                                      ---------------------------------
                                      Donna Nascimento,
                                      Vice President
                                      J.P. Morgan Investment
                                      Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:   Transamerica JPMorgan Core Bond                                 Security Description:  CarMax Auto Owner Trust
                                                                                               2011-1 A4 (CARMX 2011-1 A4
                                                                                               2.16% September 15, 2016)

Issuer: CarMax Auto Owner Trust 2011-1 A4                               Offering Type:         US Registered
        (CARMX  2011-1 A4 2.16% September 15, 2016) CUSIP #14313HAD

                                                                                                                IN COMPLIANCE
                 REQUIRED INFORMATION                     ANSWER                 APPLICABLE RESTRICTION           (YES/NO)
     ---------------------------------------------   ------------------    ----------------------------------   -------------
 1.  Offering Date                                        03/09/2011       None                                      YES

 2.  Trade Date                                           03/09/2011       Must be the same as #1                    YES

 3.  Unit Price of Offering                               $99.97496        None                                      YES

 4.  Price Paid per Unit                                  $99.97496        Must not exceed #3                        YES

 5.  Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *            YES

 6.  Underwriting Type                                      FIRM           Must be firm                              YES

 7.  Underwriting Spread                                    0.31%          Sub-Adviser determination to be made      YES

 8.  Total Price paid by the Fund                         $529,867         None                                      YES

 9.  Total Size of Offering                             $110,022,443       None                                      YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                             #10 divided by #9 must not exceed
     companies                                           $22,664,323       25% **                                    YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                             Must not include Sub-Adviser
     members)                                        BOFA MERRILL LYNCH    affiliates ***                            YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                            YES           Must be "Yes" or "N/A"                    YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/ Donna Nascimento
                                      ---------------------------------
                                      Donna Nascimento,
                                      Vice President
                                      J.P. Morgan Investment
                                      Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:     Transamerica JPMorgan Core Bond               Security Description:  Time Warner Inc. (TWX 4.75% March 29,
                                                                               2021)

Issuer:   Time Warner Inc. (TWX 4.75% March 29, 2021)   Offering Type:         US Registered
          CUSIP #887317AK

                                                                                                                  IN COMPLIANCE
                 REQUIRED INFORMATION                       ANSWER                 APPLICABLE RESTRICTION            (YES/NO)
     ---------------------------------------------   ---------------------   ---------------------------------    -------------
 1.  Offering Date                                         03/29/2011        None                                      YES

 2.  Trade Date                                            03/29/2011        Must be the same as #1                    YES

 3.  Unit Price of Offering                                 $98.943          None                                      YES

 4.  Price Paid per Unit                                    $98.943          Must not exceed #3                        YES

 5.  Years of Issuer's Operations                         MORE THAN 3        Must be at least three years *            YES

 6.  Underwriting Type                                        FIRM           Must be firm                              YES

 7.  Underwriting Spread                                      0.45%          Sub-Adviser determination to be made      YES

 8.  Total Price paid by the Fund                           $138,520         None                                      YES

 9.  Total Size of Offering                               $989,430,000       None                                      YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                               #10 divided by #9 must not exceed
     companies                                             $8,360,684        25% **                                    YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                               Must not include Sub-Adviser
     members)                                         WELLS FARGO ADVISORS   affiliates ***                            YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                             YES            Must be "Yes" or "N/A"                    YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/ Donna Nascimento
                                      ---------------------------------
                                      Donna Nascimento,
                                      Vice President
                                      J.P. Morgan Investment
                                      Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:      Transamerica JPMorgan Core Bond                  Security Description:  Time Warner Inc. (TWX 4.75%
                                                                                   March 29, 2041)

Issuer:    Time Warner Inc. (TWX 4.75% March 29, 2041)      Offering Type:         US Registered
           CUSIP #887317AL

                                                                                                                 IN COMPLIANCE
                REQUIRED INFORMATION                        ANSWER                APPLICABLE RESTRICTION            (YES/NO)
     --------------------------------------------    -------------------  ------------------------------------   -------------
 1.  Offering Date                                       03/29/2011        None                                       YES

 2.  Trade Date                                          03/29/2011        Must be the same as #1                     YES

 3.  Unit Price of Offering                                $99.707         None                                       YES

 4.  Price Paid per Unit                                   $99.707         Must not exceed #3                         YES

 5.  Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *             YES

 6.  Underwriting Type                                      FIRM           Must be firm                               YES

 7.  Underwriting Spread                                    0.88%          Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                          $85,875         None                                       YES

 9.  Total Size of Offering                             $987,070,000       None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                             #10 divided by #9 must not exceed
     companies                                           $17,362,561       25% **                                     YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate                             Must not include Sub-Adviser
     members)                                        BOFA MERRILL LYNCH    affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                            YES           Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/ Donna Nascimento
                                      ---------------------------------
                                      Donna Nascimento,
                                      Vice President
                                      J.P. Morgan Investment
                                      Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:   Transamerica JPMorgan Mid Cap Value         Security Description: HCP, Inc. (HCP) Secondary


Issuer: HCP, Inc. (HCP) Secondary CUSIP #40414L10   Offering Type:        US Registered

                                                                                                                       IN COMPLIANCE
                 REQUIRED INFORMATION                      ANSWER                   APPLICABLE RESTRICTION                (YES/NO)
     ---------------------------------------------  --------------------  -------------------------------------------  -------------
 1.  Offering Date                                       12/14/2010       None                                              YES

 2.  Trade Date                                          12/14/2010       Must be the same as #1                            YES

 3.  Unit Price of Offering                                $32.00         None                                              YES

 4.  Price Paid per Unit                                   $32.00         Must not exceed #3                                YES

 5.  Years of Issuer's Operations                       MORE THAN 3       Must be at least three years *                    YES

 6.  Underwriting Type                                      FIRM          Must be firm                                      YES

 7.  Underwriting Spread                                   $1.28          Sub-Adviser determination to be made              YES

 8.  Total Price paid by the Fund                         $294,400        None                                              YES

 9.  Total Size of Offering                            $1,280,000,000     None                                              YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                            #10 divided by #9 must not exceed
     companies                                          $76,320,000       25% **                                            YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate        CITIGROUP GLOBAL
     members)                                             MARKETS         Must not include Sub-Adviser affiliates ***       YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                           YES           Must be "Yes" or "N/A"                            YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/ Donna Nascimento
                                      ---------------------------------
                                      Donna Nascimento,
                                      Vice President
                                      J.P. Morgan Investment
                                      Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Fund:   Transamerica JPMorgan Mid Cap Value  Security Description: Dollar General Corporation (DG) Secondary


Issuer: Dollar General Corporation (DG)      Offering Type:        US Registered
        Secondary CUSIP #25667710

                                                                                                            IN COMPLIANCE
                 REQUIRED INFORMATION                    ANSWER              APPLICABLE RESTRICTION           (YES/NO)
     ---------------------------------------------  ----------------  ------------------------------------  -------------
 1.  Offering Date                                     12/08/2010     None                                       YES

 2.  Trade Date                                        12/08/2010     Must be the same as #1                     YES

 3.  Unit Price of Offering                              $30.50       None                                       YES

 4.  Price Paid per Unit                                 $30.50       Must not exceed #3                         YES

 5.  Years of Issuer's Operations                     MORE THAN 3     Must be at least three years *             YES

 6.  Underwriting Type                                    FIRM        Must be firm                               YES

 7.  Underwriting Spread                                 1.04%        Sub-Adviser determination to be made       YES

 8.  Total Price paid by the Fund                       $369,050      None                                       YES

 9.  Total Size of Offering                           762,500,000     None                                       YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                        #10 divided by #9 must not exceed
     companies                                        $18,300,000     25% **                                     YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate      CITIGROUP GLOBAL  Must not include Sub-Adviser
     members)                                           MARKETS       affiliates ***                             YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                         YES         Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/ Donna Nascimento
                                      ---------------------------------
                                      Donna Nascimento,
                                      Vice President
                                      J.P. Morgan Investment
                                      Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:   Transamerica JPMorgan Mid Cap Value   Security Description: LPL Investment Holdings Inc.
                                                                    (LPLA) IPO

Issuer: LPL Investment Holdings Inc. (LPLA)   Offering Type:        US Registered
        IPO CUSIP #50213H10

                                                                                                                  IN COMPLIANCE
                  REQUIRED INFORMATION                     ANSWER                 APPLICABLE RESTRICTION            (YES/NO)
     ---------------------------------------------   -------------------   ------------------------------------   -------------
 1.  Offering Date                                       11/18/2010        None                                        YES

 2.  Trade Date                                          11/18/2010        Must be the same as #1                      YES

 3.  Unit Price of Offering                                $30.00          None                                        YES

 4.  Price Paid per Unit                                   $30.00          Must not exceed #3                          YES

 5.  Years of Issuer's Operations                        MORE THAN 3       Must be at least three years *              YES

 6.  Underwriting Type                                      FIRM           Must be firm                                YES

 7.  Underwriting Spread                                    $1.58          Sub-Adviser determination to be made        YES

 8.  Total Price paid by the Fund                         $294,000         None                                        YES

 9.  Total Size of Offering                             $469,724,460       None                                        YES

10.  Total Price Paid by the Fund plus Total
     Price Paid for same securities purchased by
     the same Sub-Adviser for other investment                             #10 divided by #9 must not exceed
     companies                                           $28,164,000       25% **                                      YES

11.  Underwriter(s) from whom the Fund
     purchased (attach a list of ALL syndicate        GOLDMAN SACHS AND    Must not include Sub-Adviser
     members)                                         COMPANY NEW YORK     affiliates ***                              YES

12.  If the affiliate was lead or co-lead manager,
     was the instruction listed below given to the
     broker(s) named in #11? ****                            YES           Must be "Yes" or "N/A"                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/ Donna Nascimento
                                      ---------------------------------
                                      Donna Nascimento,
                                      Vice President
                                      J.P. Morgan Investment
                                      Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica JPMorgan Mid Cap Value               Security Description:  HCA Holdings, Inc. (HCA) IPO

Issuer:  HCA Holdings, Inc. (HCA) IPO CUSIP #40412C10      Offering Type:         US Registered

                                                                                                                IN COMPLIANCE
                   REQUIRED INFORMATION                    ANSWER               APPLICABLE RESTRICTION            (YES/NO)
      ----------------------------------------------  ----------------  --------------------------------------  -------------
 1.   Offering Date                                      03/09/2011     None                                         YES

 2.   Trade Date                                         03/09/2011     Must be the same as #1                       YES

 3.   Unit Price of Offering                               $30.00       None                                         YES

 4.   Price Paid per Unit                                  $30.00       Must not exceed #3                           YES

 5.   Years of Issuer's Operations                       MORE THAN 3    Must be at least three years *               YES

 6.   Underwriting Type                                     FIRM        Must be firm                                 YES

 7.   Underwriting Spread                                   $1.09       Sub-Adviser determination to be made         YES

 8.   Total Price paid by the Fund                       $921,000.00    None                                         YES

 9.   Total Size of Offering                           $3,786,000,000   None                                         YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities purchased by
      the same Sub-Adviser for other investment                         #10 divided by #9 must not exceed
      companies                                          $45,000,000    25% **                                       YES

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL syndicate       CITIGROUP GLOBAL  Must not include Sub-Adviser
      members)                                             MARKETS      affiliates ***                               YES

12.   If the affiliate was lead or co-lead manager,
      was the instruction listed below given to the
      broker(s) named in #11? ****                           YES        Must be "Yes" or "N/A"                       YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/ Donna Nascimento
                                      ---------------------------------
                                      Donna Nascimento,
                                      Vice President
                                      J.P. Morgan Investment
                                      Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica JPMorgan Mid Cap Value               Security Description:  HCP, Inc. (HCP) Secondary

Issuer:  HCP, Inc. (HCP) Secondary CUSIP #40414L10         Offering Type:         US Registered

                                                                                                                    IN COMPLIANCE
                   REQUIRED INFORMATION                    ANSWER                    APPLICABLE RESTRICTION           (YES/NO)
      ---------------------------------------------  ------------------       ------------------------------------  -------------
 1.   Offering Date                                      03/22/2011           None                                       YES

 2.   Trade Date                                         03/22/2011           Must be the same as #1                     YES

 3.   Unit Price of Offering                               $36.90             None                                       YES

 4.   Price Paid per Unit                                  $36.90             Must not exceed #3                         YES

 5.   Years of Issuer's Operations                      MORE THAN 3           Must be at least three years *             YES

 6.   Underwriting Type                                     FIRM              Must be firm                               YES

 7.   Underwriting Spread                                  $1.11              Sub-Adviser determination to be made       YES

 8.   Total Price paid by the Fund                      $258,300.00           None                                       YES

 9.   Total Size of Offering                           $1,107,000,000         None                                       YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities purchased by
      the same Sub-Adviser for other investment                               #10 divided by #9 must not exceed
      companies                                         $26,689,770           25% **                                     YES

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL syndicate      MERRILL LYNCH & CO       Must not include Sub-Adviser
      members)                                              INC.              affiliates ***                             YES

12.   If the affiliate was lead or co-lead manager,
      was the instruction listed below given to the
      broker(s) named in #11? ****                          YES               Must be "Yes" or "N/A"                     YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/ Donna Nascimento
                                      ---------------------------------
                                      Donna Nascimento,
                                      Vice President
                                      J.P. Morgan Investment
                                      Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:      Transamerica JPMorgan Long/Short Strategy                      Security Description:    Health Care REIT,
                                                                                                   Inc. (HCN) Secondary

Issuer:    Health Care REIT, Inc. (HCN) Secondary CUSIP #42217K10         Offering Type:           US Registered

                                                                                                                    IN COMPLIANCE
                   REQUIRED INFORMATION                      ANSWER               APPLICABLE RESTRICTION               (YES/NO)
      ----------------------------------------------   -------------------   -------------------------------        -------------
1.    Offering Date                                         03/02/2011       None                                        YES

2.    Trade Date                                            03/02/2011       Must be the same as #1                      YES

3.    Unit Price of Offering                                 $49.25          None                                        YES

4.    Price Paid per Unit                                    $49.25          Must not exceed #3                          YES

5.    Years of Issuer's Operations                         MORE THAN 3       Must be at least three years *              YES

6.    Underwriting Type                                       FIRM           Must be firm                                YES

7.    Underwriting Spread                                     $1.97          Sub-Adviser determination to be made        YES

8.    Total Price paid by the Fund                         $290,575.00       None                                        YES

9.    Total Size of Offering                             $1,231,250,000      None                                        YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities purchased by
      the same Sub-Adviser for other investment                              #10 divided by #9 must not exceed
      companies                                            $38,651,400       25% **                                      YES

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL syndicate                              Must not include Sub-Adviser
      members)                                         UBS SECURITIES LLC    affiliates ***                              YES

12.   If the affiliate was lead or co-lead manager,
      was the instruction listed below given to the
      broker(s) named in #11? ****                             YES           Must be "Yes" or "N/A"                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/ Donna Nascimento
                                      ---------------------------------
                                      Donna Nascimento,
                                      Vice President
                                      J.P. Morgan Investment
                                      Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:       Transamerica JPMorgan Long/Short Strategy                Security Description:    MetLife, Inc. (MET) Secondary

Issuer:     MetLife, Inc. (MET) Secondary CUSIP #59156R10            Offering Type:           US Registered

                                                                                                                 IN COMPLIANCE
                   REQUIRED INFORMATION                        ANSWER              APPLICABLE RESTRICTION           (YES/NO)
      ----------------------------------------------   ----------------------  -------------------------------   -------------
1.     Offering Date                                         03/03/2011        None                                   YES

2.    Trade Date                                             03/03/2011        Must be the same as #1                 YES

3.    Unit Price of Offering                                   $43.25          None                                   YES

4.    Price Paid per Unit                                      $43.25          Must not exceed #3                     YES

5.    Years of Issuer's Operations                          MORE THAN 3        Must be at least three years *         YES

6.    Underwriting Type                                         FIRM           Must be firm                           YES


7.    Underwriting Spread                                                      Sub-Adviser determination to be
                                                               $0.22           made                                   YES

8.    Total Price paid by the Fund                           $73,525.00        None                                   YES

9.    Total Size of Offering                               $6,349,520,044      None                                   YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities purchased by
      the same Sub-Adviser for other investment                                #10 divided by #9 must not
      companies                                             $109,007,300       exceed 25% **                          YES

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL syndicate                                Must not include Sub-Adviser
      members)                                          GOLDMAN, SACHS & CO.   affiliates ***                         YES

12.   If the affiliate was lead or co-lead manager,
      was the instruction listed below given to the
      broker(s) named in #11? ****                              YES            Must be "Yes" or "N/A"                 YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/ Donna Nascimento
                                      ---------------------------------
                                      Donna Nascimento,
                                      Vice President
                                      J.P. Morgan Investment
                                      Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica JPMorgan Long/Short Strategy                        Security Description:      TCF Financial Corporation
                                                                                                     (TCB) Secondary

Issuer:  TCF Financial Corporation (TCB) Secondary CUSIP #87227510        Offering Type:             US Registered

                                                                                                                    IN COMPLIANCE
                  REQUIRED INFORMATION                          ANSWER                 APPLICABLE RESTRICTION          (YES/NO)
      ---------------------------------------------    -------------------------   ------------------------------   -------------
1.    Offering Date                                            03/09/2011          None                                  YES

2.    Trade Date                                               03/09/2011          Must be the same as #1                YES

3.    Unit Price of Offering                                    $15.25             None                                  YES

4.    Price Paid per Unit                                       $15.25             Must not exceed #3                    YES

5.    Years of Issuer's Operations                            MORE THAN 3          Must be at least three years *        YES

6.    Underwriting Type                                          FIRM              Must be firm                          YES

7.    Underwriting Spread                                                          Sub-Adviser
                                                                 $0.69             determination to be made              YES

8.    Total Price paid by the Fund                            $278,465.00          None                                  YES

9.    Total Size of Offering                                 $200,000,014          None                                  YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities purchased by
      the same Sub-Adviser for other investment                                    #10 divided by #9 must
      companies                                               $5,981,203           not exceed 25% **                     YES

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL syndicate                                    Must not include Sub-
      members)                                         MORGAN STANLEY & COMPANY    Adviser affiliates ***                YES

12.   If the affiliate was lead or co-lead manager,
      was the instruction listed below given to the
      broker(s) named in #11? ****                                YES              Must be "Yes" or "N/A"                YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/ Donna Nascimento
                                      ---------------------------------
                                      Donna Nascimento,
                                      Vice President
                                      J.P. Morgan Investment
                                      Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Transamerica JPMorgan Long/Short Strategy                          Security Description:   TCF Financial Corporation
                                                                                                    (TCB) Secondary

Issuer:  TCF Financial Corporation (TCB) Secondary CUSIP #87227510          Offering Type:          US Registered

                                                                                                                    IN COMPLIANCE
                  REQUIRED INFORMATION                          ANSWER                 APPLICABLE RESTRICTION          (YES/NO)
      ---------------------------------------------    -------------------------   ------------------------------   -------------
 1.   Offering Date                                            03/09/2011          None                                  YES

 2.   Trade Date                                               03/09/2011          Must be the same as #1                YES

 3.   Unit Price of Offering                                    $15.25             None                                  YES

 4.   Price Paid per Unit                                       $15.25             Must not exceed #3                    YES

 5.   Years of Issuer's Operations                            MORE THAN 3          Must be at least three years *        YES

 6.   Underwriting Type                                          FIRM              Must be firm                          YES

 7.   Underwriting Spread                                                          Sub-Adviser determination
                                                                 $0.69             to be made                            YES

 8.   Total Price paid by the Fund                           $1,686,650.00         None                                  YES

 9.   Total Size of Offering                                 $200,000,014          None                                  YES

10.   Total Price Paid by the Fund plus Total
      Price Paid for same securities purchased by
      the same Sub-Adviser for other investment                                    #10 divided by #9 must not
      companies                                               $5,981,203           exceed 25% **                         YES

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL syndicate                                    Must not include Sub-
      members)                                         MORGAN STANLEY & COMPANY    Adviser affiliates ***                YES

12.   If the affiliate was lead or co-lead manager,
      was the instruction listed below given to the
      broker(s) named in #11? ****                                YES              Must be "Yes" or "N/A"                YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                      /s/ Donna Nascimento
                                      ---------------------------------
                                      Donna Nascimento,
                                      Vice President
                                      J.P. Morgan Investment
                                      Management, Inc.

----------

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.